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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                February 4, 2003


                           K-V PHARMACEUTICAL COMPANY
             (Exact name of registrant as specified in its charter)

        DELAWARE                     1-9601                  43-0618919
    (State or other             (Commission File          (I.R.S. Employer
    jurisdiction of                  Number)               Identification
     organization)                                             Number)


                2503 SOUTH HANLEY ROAD, ST. LOUIS, MISSOURI 63144
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (314) 645-6600

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ITEM 7 (C).  EXHIBITS

Exhibit 99. Press Release dated February 4, 2003 reporting K-V Pharmaceutical's financial results for the third quarter and nine months ended December 31, 2002.

ITEM 9. REGULATION FD DISCLOSURE

Attached and incorporated herein by reference as Exhibit 99 is K-V Pharmaceutical's press release reporting financial results for the third quarter and nine months ended December 31, 2002. This information is not being filed but rather is being furnished under Regulation FD. K-V Pharmaceutical has posted this Current Report on Form 8-K on its internet website at www.kvpharmaceutical.com.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 4, 2003


                                               KV PHARMACEUTICAL COMPANY



                                           By: /s/ Gerald R. Mitchell
                                               -----------------------------
                                               Gerald R. Mitchell
                                               Vice President, Treasurer and
                                               Chief Financial Officer